SUBSEQUENT EVENT	12 Months Ended
Mar. 31, 2018
SUBSEQUENT EVENT
SUBSEQUENT EVENT

Note 16—SUBSEQUENT EVENT

On July 19, 2018, the board of directors approved an annual dividend policy. Under this policy, annual dividends will be set at an amount equivalent to approximately 15-25% of the Company’s anticipated net income after tax in each year commencing from fiscal year 2018. On July 19, 2018, the board of directors also approved a special cash dividend of US$0.13 per ordinary share (or US$0.13 per American Depositary Share (“ADS”), each of which represents one ordinary share). The declaration of future cash dividends, pursuant to the Company’s dividend policy, is subject to final discretion of the board of directors and is based on a number of factors, including but not limited to, the Company’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

On July 19, 2018, the board of directors declared a cash dividend of $0.40 per ordinary share, which is equivalent to US$0.40 ADS. Holders of the Company’s ordinary shares, including ordinary shares represented by ADSs, at 5:00 pm on August 2, 2018 (U.S. Eastern Time) will be entitled to receive the cash dividend. The cash dividend will consist of an annual dividend pursuant to the newly adopted annual dividend policy of US$0.27 per ordinary share (or US$0.27 per ADS), and a special cash dividend of US$0.13 per ordinary share (or US$0.13 per ADS).